UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07642

Name of Fund: MuniAssets Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, MuniAssets Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 05/31/06

Date of reporting period: 06/01/05 - 05/31/06

Item 1 - Report to Stockholders

Annual Report
May 31, 2006

MuniAssets Fund, Inc.

MuniAssets Fund, Inc.

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with approximately $1 trillion in assets under management (based on combined assets under management as of March 31, 2006) (the "Transaction"). The Transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's Board of Directors has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Fund's shareholders, BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Fund upon the closing of the Transaction.

Portfolio Information as of May 31, 2006

                                                                      Percent of
Quality Ratings by                                                      Total
S&P/Moody's                                                          Investments
--------------------------------------------------------------------------------
AAA/Aaa .............................................................    2.6%
A/A .................................................................    2.8
BBB/Baa .............................................................   20.2
BB/Ba ...............................................................   18.6
B/B .................................................................    5.7
CCC/Caa .............................................................    4.8
NR (Not Rated) ......................................................   42.8
Other* ..............................................................    2.5
--------------------------------------------------------------------------------
* Includes portfolio holdings in variable rate demand notes, bond anticipation notes and short-term investments.

About Inverse Floaters

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). As of May 31, 2006, none of the Fund's total net assets were invested in inverse floaters. In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.


2       MUNIASSETS FUND, INC.                           MAY 31, 2006

A Letter From the President

Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). Earlier this year, Merrill Lynch announced plans to combine its investment advisory business, including MLIM, with another highly regarded investment manager -- BlackRock, Inc. ("BlackRock").

At the completion of the transaction, which is expected at the end of the third quarter of this year (subject to regulatory and shareholder approvals), the resultant firm will be a top-10 investment manager worldwide with approximately $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs -- they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the combination only reinforces our commitment to shareholders.

Most of MLIM's investment products -- including mutual funds, separately managed accounts, annuities and variable insurance funds -- eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you recently were mailed a proxy package asking you to vote on proposed changes that affect those funds. The proposals vary based on the funds in which you invest. However, all shareholders are asked to vote on a new investment advisory agreement with BlackRock Advisors, Inc. Your Fund's Board of Directors has approved, and recommends that you approve, the new agreement. Your Fund's Board also has approved, and recommends that you approve, a contingent subadvisory agreement that will serve to ensure that management services can continue during the course of completing the transaction.

It is important that you exercise your right as a mutual fund shareholder by voting on the proposals that are presented to you in your funds' proxy statements. Your participation -- via phone, mail, online or in person -- is critical. (Refer to your proxy card for detailed voting procedures and deadlines.) You should know that your vote on these proposals will not affect your brokerage account or change your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

Should you have any questions or concerns, please do not hesitate to call 1.866.752.6486.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.

                                          Sincerely,


                                          /s/ Robert C. Doll, Jr.

                                          Robert C. Doll, Jr.
                                          President and Chief Investment Officer
                                          Merrill Lynch Investment Managers

*     $1.039 trillion in assets under management as of March 31, 2006.


        MUNIASSETS FUND, INC.                           MAY 31, 2006           3

A Discussion With Your Fund's Portfolio Manager

      The Fund outpaced the average return of the Lipper High Yield Municipal Debt Funds category for the fiscal year, benefiting from the outperformance of several individual holdings as credit spreads continued to contract in the municipal market.

Describe the recent market environment relative to municipal bonds.

Long-term bond yields rose sharply during the 12-month period, with much of the increase occurring in the final three months. Bond prices, which move opposite of yields, declined as investors focused on solid economic growth, both globally and in the United States, and renewed inflationary pressures deriving from rising commodity prices.

The Federal Reserve Board (the Fed) increased short-term interest rates at each of its meetings during the year, bringing the federal funds target rate to 5% at period-end. The yield curve continued to flatten as short-term interest rates rose more than longer-term interest rates. Over the past 12 months, 30-year U.S. Treasury bond yields rose 89 basis points (.89%) to 5.21% and 10-year U.S. Treasury note yields rose 112 basis points to 5.12%, the highest level since May 2002.

While municipal bond yields also rose sharply in recent months, the market's strong technical position provided significant price support and allowed municipal bond prices to decline much less than their taxable counterparts. As measured by Municipal Market Data, yields on AAA-rated issues maturing in 30 years rose 27 basis points to 4.53% and yields on AAA-rated issues maturing in 10 years rose 53 basis points to 4.02%.

For the most part, the recent outperformance of the tax-exempt market has been fostered by a dramatic decline in new bond issuance. In 2005, more than $408 billion in new long-term tax-exempt bonds was underwritten, a new annual record and an increase of over 13% versus 2004. Over the past six-month and three-month periods, however, new-issue volume declined 13.4% and 11%, respectively, compared to the corresponding periods a year ago. The record new issuance in 2005 was largely triggered by a 47% increase in refunding activity as issuers took advantage of historically low bond yields and a flattening yield curve to refinance their outstanding higher-couponed debt. Year-to-date through May 2006, refunding volume declined more than 55% relative to the first five months of 2005. Lower annual issuance would further solidify the tax-exempt market's positive technical position.

The tax-exempt market has continued to enjoy strong investor demand. As reported by the Investment Company Institute, during the first four months of 2006, tax-exempt mutual funds experienced cash flows of over $5.9 billion, significantly higher than the $689 million received during the same period in 2005. Recent statistics from AMG Data Services indicate that, thus far in 2006, weekly cash flows into long-term municipal bond funds averaged over $275 million, a significant improvement from the weekly average of $65 million in December 2005.

Looking ahead, the fundamentals for the municipal market appear positive. Demand is expected to be sustained as investors receive cash flow from coupon income and the proceeds of bond maturities and calls. In addition, new issuance should be manageable. The favorable supply/demand dynamic, coupled with attractive yields relative to comparable U.S. Treasury bonds, should continue to support the municipal market in the coming months.

How did the Fund perform during the fiscal year?

For the 12-month period ended May 31, 2006, the Common Stock of MuniAssets Fund, Inc. had net annualized yields of 6.11% and 5.90%, based on a year-end per share net asset value of $13.65 and a per share market price of $14.13, respectively, and $.834 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +8.31%, based on a change in per share net asset value from $13.40 to $13.65, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, exceeded the +6.35% average return of the Lipper High Yield Municipal Debt Funds category for the 12-month period. (Funds in this Lipper category invest at least 50% of their assets in lower-rated municipal debt issues.) Fund performance benefited from the continued contraction of credit spreads in the municipal market, which had a favorable impact on our positions in tax-backed and corporate-related debt, where we have a significant concentration, as well as our health care-related holdings. The greatest contribution to performance came from the Fund's positions in airline-related debt. While this sector lagged in the first six months, airlines resumed a strong rally in the latter half of the period that resulted in considerable spread tightening. This proved beneficial to some of our larger holdings in Continental Airlines Inc., American Airlines Inc. and US Airways, Inc. Also


4       MUNIASSETS FUND, INC.                           MAY 31, 2006
contributing significantly to performance was strong appreciation in the portfolio's largest exposure -- the bonds of Pocahontas Parkway, a toll road in Virginia that was constructed within the past few years. The road has been signed over to an infrastructure financing entity, with the transaction expected to close in the summer. Given this development, the toll road's outstanding debt is expected to be defeased (or called at its first call date), which has resulted in a price increase in the existing bonds.

For the six-month period ended May 31, 2006, the total investment return on the Fund's Common Stock was +4.73%, based on a change in per share net asset value from $13.44 to $13.65, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

Portfolio activity was driven primarily by the need to reinvest the proceeds from bonds that were called by their issuers prior to maturity. This is a typical phenomenon in an environment where interest rates are low and credit spreads are contracting, as issuers find it economical to refinance their existing debt. As the portfolio's seasoned, higher-coupon holdings are called by their issuers, our reinvestment prospects in the current environment are less and less appealing. It is not possible to reinvest at the same levels as those former holdings. This is an industry-wide experience that requires us -- and our competitors -- to adjust to a lower interest rate environment.

Our efforts during the period also were focused on reducing exposure to weaker credits that had participated in the spread rally. We sold a multi-family housing bond and a couple of healthcare issues, while also trimming exposure to the tobacco sector. Purchases during the period were largely confined to healthcare-related issues and some tax-backed credits, largely because this is where we have seen the most new issuance. We have found that the most attractive prices available today are in the new-issue market, whereas opportunities in the secondary market have been fairly sparse and priced rather aggressively.

How would you characterize the Fund's position at the close of the period?

In the conclusion of our last report to shareholders, we said that we had postponed reducing the Fund's overweight position in airlines because we wanted to avoid selling at a low point. We have once again decided to delay implementing that reduction, this time for different reasons. First, given the number of bond calls we are experiencing and the struggle to maintain an attractive yield in the current environment, we want to avoid selling our higher-yielding airline holdings. Second, the airlines' business prospects are improving. As a result, the prices of their bonds have done significantly better, and we believe there is room for continued appreciation. Also, in light of the improvements in the industry, airlines are experiencing increased demand from investors. So, whereas the portfolio was overweight to this sector a year or two ago, that is no longer the case as more of our competitors increase their airline exposure.

Looking ahead, we intend to continue trimming some of the portfolio's weaker holdings while addressing bond calls as they arise. More so than ever, we believe it is important to remain nimble in our approach, especially with respect to new-issue bonds that come to market. We are taking a tactical approach to these new purchases. We would not consider them longer-term core holdings given the tight spreads that the market demands, but view them as an opportunity to add value from a total return/price appreciation standpoint. We maintain a positive outlook on the high yield municipal market, but believe the prospect for further spread contraction is limited. For that reason, we intend to remain flexible and cautious in our approach, taking opportunities to upgrade our credit profile as they become available.

Theodore R. Jaeckel Jr., CFA
Vice President and Portfolio Manager

June 8, 2006


        MUNIASSETS FUND, INC.                           MAY 31, 2006           5

Schedule of Investments                                           (in Thousands)

          Face
        Amount    Municipal Bonds                                                Value
=======================================================================================
Alabama--0.9%
       $ 2,420    Brewton, Alabama, IDB, PCR, Refunding (Container
                    Corporation of America--Jefferson Smurfit Corp.
                    Project), 8% due 4/01/2009                                 $  2,448
=======================================================================================
Alaska--0.4%
         1,125    Alaska Industrial Development and Export Authority
                    Revenue Bonds (Williams Lynxs Alaska Cargoport),
                    AMT, 7.80% due 5/01/2014                                      1,175
=======================================================================================
Arizona--6.9%
                  Coconino County, Arizona, Pollution Control
                    Corporation Revenue Refunding Bonds (Tucson Electric
                    Power--Navajo):
         3,000        AMT, Series A, 7.125% due 10/01/2032                        3,139
         2,500        Series B, 7% due 10/01/2032                                 2,613
         1,325    Maricopa County, Arizona, IDA, Education Revenue
                    Bonds (Arizona Charter Schools Project 1), Series A,
                    6.625% due 7/01/2020                                          1,321
         1,615    Maricopa County, Arizona, IDA, M/F Housing Revenue
                    Bonds (Sun King Apartments Project), Series A, 6.75%
                    due 5/01/2031                                                 1,383
         7,600    Phoenix, Arizona, IDA, Airport Facility, Revenue
                    Refunding Bonds (America West Airlines Inc. Project),
                    AMT, 6.30% due 4/01/2023                                      6,972
                  Pima County, Arizona, IDA, Education Revenue Bonds:
         1,420        (Arizona Charter Schools Project), Series E, 7.25%
                         due 7/01/2031                                            1,525
         1,105        (Arizona Charter Schools Project II), Series A, 6.75%
                         due 7/01/2031                                            1,151
         1,200    Show Low, Arizona, Improvement District No. 5, Special
                    Assessment Bonds, 6.375% due 1/01/2015                        1,232
=======================================================================================
California--1.7%
                  California State, Various Purpose, GO:
         1,900        5.25% due 11/01/2025                                        1,998
         1,300        5.50% due 11/01/2033                                        1,404
         1,320    Fontana, California, Special Tax, Refunding
                    (Community Facilities District Number 22--Sierra),
                    6% due 9/01/2034                                              1,389
=======================================================================================
Colorado--7.3%
         2,000    Denver, Colorado, City and County Airport Revenue
                    Bonds, AMT, Series D, 7.75% due 11/15/2013 (a)(f)             2,284
                  Denver, Colorado, Urban Renewal Authority, Tax
                    Increment Revenue Bonds (Pavilions), AMT:
         2,295        7.75% due 9/01/2016                                         2,358
         3,000        7.75% due 9/01/2017                                         3,081
                  Elk Valley, Colorado, Public Improvement Revenue
                    Bonds (Public Improvement Fee):
         1,690        Series A, 7.10% due 9/01/2014                               1,805
         2,095        Series A, 7.30% due 9/01/2022                               2,232
           800        Series B, 7% due 9/01/2031                                    819
         1,760    North Range, Colorado, Metropolitan District Number 1,
                    GO, 7.25% due 12/15/2031                                      1,886
                  Plaza Metropolitan District Number 1, Colorado, Tax
                    Allocation Revenue Bonds (Public Improvement Fees):
         2,850        8% due 12/01/2025                                           3,129
           525        8.125% due 12/01/2025                                         524
         1,170    Southlands, Colorado, Medical District, GO
                    (Metropolitan District Number 1), 7.125%
                    due 12/01/2034                                                1,282
         1,160    University of Colorado Hospital Authority Revenue
                    Bonds, Series A, 5% due 11/15/2037                            1,153
=======================================================================================
Connecticut--2.3%
         2,350    Bridgeport, Connecticut, Senior Living Facilities
                    Revenue Bonds (3030 Park Retirement Community
                    Project), 7.25% due 4/01/2035                                 1,986
           680    Connecticut State Development Authority, Airport
                    Facility Revenue Bonds (LearJet Inc. Project), AMT,
                    7.95% due 4/01/2026                                             808
         3,490    Connecticut State Development Authority, IDR (AFCO
                      Cargo BDL-LLC Project), AMT, 8% due 4/01/2030               3,770
=======================================================================================
Florida--6.0%
           675    Arbor Greene Community Development District,
                    Florida, Special Assessment Revenue Bonds, 7.60%
                    due 11/01/2006 (b)                                              692
         1,130    Capital Projects Finance Authority, Florida, Continuing
                    Care Retirement Revenue Bonds (Glenridge on
                    Palmer Ranch), Series A, 8% due 6/01/2032                     1,240
           490    Harbor Bay, Florida, Community Development District,
                    Capital Improvement Special Assessment Revenue
                    Bonds, Series A, 7% due 5/01/2033                               529
         1,195    Highlands County, Florida, Health Facilities Authority,
                    Hospital Revenue Bonds (Adventist Health System),
                    Series C, 5.25% due 11/15/2036                                1,236
         2,000    Hillsborough County, Florida, IDA, Exempt Facilities
                    Revenue Bonds (National Gypsum Company), AMT,
                    Series A, 7.125% due 4/01/2030                                2,204
         3,255    Midtown Miami, Florida, Community Development
                    District, Special Assessment Revenue Bonds, Series A,
                    6.25% due 5/01/2037                                           3,529
         1,180    Orlando, Florida, Greater Orlando Aviation Authority,
                    Airport Facilities Revenue Bonds (JetBlue Airways
                    Corp.), AMT, 6.375% due 11/15/2026                            1,198
         2,305    Orlando, Florida, Urban Community Development
                    District, Capital Improvement Special Assessment
                    Bonds, Series A, 6.95% due 5/01/2033                          2,485
         2,685    Santa Rosa Bay Bridge Authority, Florida, Revenue
                    Bonds, 6.25% due 7/01/2028                                    2,725
           905    Waterchase, Florida, Community Development District,
                    Capital Improvement Revenue Bonds, Series A,
                    6.70% due 5/01/2032                                             965
=======================================================================================

Portfolio Abbreviations

To simplify the listings of MuniAssets Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
BAN     Bond Anticipation Notes
EDA     Economic Development Authority
GO      General Obligation Bonds
IDA     Industrial Development Authority
IDB     Industrial Development Board
IDR     Industrial Development Revenue Bonds
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
VRDN    Variable Rate Demand Notes


6       MUNIASSETS FUND, INC.                           MAY 31, 2006

Schedule of Investments (continued)                               (in Thousands)

          Face
        Amount    Municipal Bonds                                                Value
=======================================================================================
Georgia--3.5%
                  Atlanta, Georgia, Tax Allocation Bonds:
       $ 3,000        (Atlantic Station Project), 7.90% due 12/01/2024         $  3,323
           590        (Eastside Project), Series B, 5.40% due 1/01/2020             598
           740        (Princeton Lakes Project), 5.50% due 1/01/2031                743
                  Brunswick & Glynn County, Georgia, Development
                    Authority, First Mortgage Revenue Bonds (Coastal
                    Community Retirement Corporation Project), Series A:
         1,165        7.125% due 1/01/2025                                        1,181
         1,690        7.25% due 1/01/2035                                         1,710
         1,060    Fulton County, Georgia, Development Authority, PCR
                    (General Motors Corporation), Refunding, VRDN, 8%
                    due 4/01/2010 (d)                                             1,060
         1,170    Savannah, Georgia, EDA, Revenue Bonds (Marshes of
                    Skidaway), First Mortgage, Series A, 7.40%
                    due 1/01/2034                                                 1,221
=======================================================================================
Idaho--0.4%
         1,000    Idaho Health Facilities Authority, Revenue Refunding
                    Bonds (Valley Vista Care Corporation), Series A, 7.75%
                    due 11/15/2016                                                1,047
=======================================================================================
Illinois--7.3%
         2,630    Caseyville, Illinois, Senior Tax Increment Revenue Bonds
                    (Forest Lakes Project), 7% due 12/30/2022                     2,736
         4,000    Chicago, Illinois, O'Hare International Airport, Special
                    Facility Revenue Refunding Bonds (American Airlines
                    Inc. Project), 8.20% due 12/01/2024                           4,019
                  Illinois Development Finance Authority Revenue Bonds
                    (Primary Health Care Centers Facilities
                    Acquisition Program):
           290        7.50% due 12/01/2006                                          292
            60        7.50% due 12/01/2006 (c)                                       61
           475        7.75% due 12/01/2006 (b)                                      493
         2,720        7.75% due 12/01/2016                                        2,802
                  Illinois State Finance Authority Revenue Bonds:
         2,950        (Clare At Water Tower Project), Series A, 6.125%
                        due 5/15/2038                                             3,015
           600        (Landing At Plymouth Place Project), Series A, 6%
                        due 5/15/2037                                               617
           685        (Primary Health Care Centers Program), 6.60%
                        due 7/01/2024                                               703
         1,070    Lincolnshire, Illinois, Special Service Area Number 1,
                    Special Tax Bonds (Sedgebrook Project), 6.25%
                    due 3/01/2034                                                 1,123
         2,600    Lombard, Illinois, Public Facilities Corporation, First
                    Tier Revenue Bonds (Conference Center and Hotel),
                    Series A-1, 7.125% due 1/01/2036                              2,755
         1,165    Naperville, Illinois, IDR (General Motors Corporation),
                    Refunding, VRDN, 8% due 12/01/2012 (d)                        1,165
           825    Village of Wheeling, Illinois, Revenue Bonds (North
                    Milwaukee/Lake-Cook Tax Increment Financing (TIF)
                    Redevelopment Project), 6% due 1/01/2025                        795
=======================================================================================
Indiana--1.3%
         2,320    Delaware County, Indiana, Hospital Authority, Hospital
                    Revenue Bonds (Cardinal Health System Obligated
                    Group), 5.25% due 8/01/2036                                   2,333
         1,200    Vanderburgh County, Indiana, Redevelopment District
                    Tax Increment Revenue Bonds, 5.25% due 2/01/2031              1,227
=======================================================================================
Iowa--0.9%
         2,235    Iowa Finance Authority, Health Care Facilities, Revenue
                    Refunding Bonds (Care Initiatives Project), 9.25%
                    due 7/01/2025                                                 2,660
=======================================================================================
Kansas--0.6%
         1,770    Wyandotte County, Kansas, Kansas City Unified
                    Government Revenue Refunding Bonds (General
                    Motors Corporation Project), 6% due 6/01/2025                 1,569
=======================================================================================
Kentucky--1.0%
         2,850    Kenton County, Kentucky, Airport Board, Special Facilities
                    Revenue Bonds (Mesaba Aviation Inc. Project), AMT,
                    Series A, 6.70% due 7/01/2029                                 2,833
=======================================================================================
Louisiana--1.3%
         1,870    Louisiana Public Facilities Authority, Hospital Revenue
                    Bonds (Franciscan Missionaries of Our Lady Health
                    System, Inc.), Series A, 5.25% due 8/15/2036                  1,912
         1,860    New Orleans, Louisiana, Sewer Service Revenue Notes,
                    BAN, 3% due 7/26/2006                                         1,849
=======================================================================================
Maine--0.4%
         1,160    Maine Finance Authority, Solid Waste Recycling
                    Facilities Revenue Bonds (Great Northern Paper
                    Project--Bowater), AMT, 7.75% due 10/01/2022                  1,166
=======================================================================================
Maryland--1.8%
           540    Baltimore, Maryland, Convention Center Hotel Revenue
                    Bonds, Sub-Series B, 5.875% due 9/01/2039                       563
         1,910    Maryland State Economic Development Corporation
                    Revenue Refunding Bonds (Baltimore Association for
                    Retarded Citizens--Health and Mental Hygiene
                    Program), Series A, 7.75% due 3/01/2025                       2,042
         2,500    Maryland State Energy Financing Administration,
                    Limited Obligation Revenue Bonds (Cogeneration --
                    AES Warrior Run), AMT, 7.40% due 9/01/2019                    2,525
=======================================================================================
Massachusetts--1.7%
         1,680    Massachusetts State Development Finance Agency,
                    Revenue Refunding Bonds (Eastern Nazarene College),
                    5.625% due 4/01/2029                                          1,699
         1,150    Massachusetts State Health and Educational Facilities
                    Authority Revenue Bonds (Jordan Hospital), Series E,
                    6.75% due 10/01/2033                                          1,242
         1,945    Massachusetts State Health and Educational Facilities
                    Authority, Revenue Refunding Bonds (Bay Cove Human
                    Services Issue), Series A, 5.90% due 4/01/2028                1,959
=======================================================================================
Michigan--0.6%
         1,635    Macomb County, Michigan, Hospital Finance Authority,
                    Hospital Revenue Bonds (Mount Clemens General
                    Hospital), Series B, 5.875% due 11/15/2034                    1,726
=======================================================================================
Minnesota--0.9%
         1,770    Saint Paul, Minnesota, Port Authority, Hotel Facility,
                    Revenue Refunding Bonds (Radisson Kellogg Project),
                    Series 2, 7.375% due 8/01/2008 (b)                            1,947
           440    Virginia, Minnesota, Housing and Redevelopment
                    Authority, Health Care Facility Lease Revenue Bonds,
                    5.25% due 10/01/2025                                            446
=======================================================================================
Missouri--0.8%
           920    Fenton, Missouri, Tax Increment Revenue Refunding
                    and Improvement Bonds (Gravois Bluffs), 7%
                    due 10/01/2011 (b)                                            1,065
         1,000    Kansas City, Missouri, IDA, First Mortgage Health
                    Facilities Revenue Bonds (Bishop Spencer Place),
                    Series A, 6.50% due 1/01/2035                                 1,046
=======================================================================================
Nevada--0.2%
           645    Clark County, Nevada, Improvement District Number 142,
                    Special Assessment Bonds, 6.375% due 8/01/2023                  666


        MUNIASSETS FUND, INC.                           MAY 31, 2006           7

Schedule of Investments (continued)                               (in Thousands)

          Face
        Amount    Municipal Bonds                                                Value
=======================================================================================
New Hampshire--0.4%
       $ 1,165    New Hampshire Health and Education Facilities
                    Authority, Hospital Revenue Bonds (Catholic Medical
                    Center), 5% due 7/01/2036                                  $  1,163
=======================================================================================
New Jersey--15.2%
                  Camden County, New Jersey, Improvement Authority,
                    Lease Revenue Bonds (Holt Hauling & Warehousing),
                    AMT, Series A (e)(j):
         5,600        9.625% due 1/01/2011                                          790
         5,800        9.875% due 1/01/2021                                          818
           325    Camden County, New Jersey, Pollution Control Financing
                    Authority, Solid Waste Resource Recovery, Revenue
                    Bonds, Series D, 7.25% due 12/01/2010                           330
                  Camden County, New Jersey, Pollution Control Financing
                    Authority, Solid Waste Resource Recovery, Revenue
                    Refunding Bonds, AMT:
         9,000        Series A, 7.50% due 12/01/2010                              9,073
           765        Series B, 7.50% due 12/01/2009                                771
         3,065    New Jersey EDA, Cigarette Tax Revenue Bonds, 5.50%
                    due 6/15/2024                                                 3,189
         2,500    New Jersey EDA, IDR, Refunding (Newark Airport
                    Marriott Hotel), 7% due 10/01/2014                            2,561
                  New Jersey EDA, Retirement Community Revenue Bonds,
                    Series A:
         1,665        (Cedar Crest Village Inc. Facility), 7.25%
                        due 11/15/2021                                            1,811
         5,800        (Seabrook Village Inc.), 8.125% due 11/15/2023              6,510
                  New Jersey EDA, Special Facility Revenue Bonds
                    (Continental Airlines Inc. Project), AMT:
         2,000        6.25% due 9/15/2019                                         1,990
         4,650        6.25% due 9/15/2029                                         4,599
         1,250        9% due 6/01/2033                                            1,381
         2,650    New Jersey Health Care Facilities Financing Authority
                    Revenue Bonds (Pascack Valley Hospital Association),
                    6.625% due 7/01/2036                                          2,728
         1,500    New Jersey Health Care Facilities Financing Authority,
                    Revenue Refunding Bonds (Trinitas Hospital
                    Obligation Group), 7.40% due 7/01/2020                        1,660
         3,450    New Jersey State Transportation Trust Fund Authority,
                    Transportation System Revenue Bonds, Series C, 5.05%
                    due 12/15/2035 (a)(h)                                           799
                  Tobacco Settlement Financing Corporation of New
                    Jersey, Asset-Backed Revenue Bonds:
         1,990        5.75% due 6/01/2032                                         2,063
         1,425        7% due 6/01/2041                                            1,614
=======================================================================================
New Mexico--1.2%
                  Farmington, New Mexico, PCR, Refunding:
           870        (Public Service Company of New Mexico--San
                        Juan Project), Series B, 4.875% due 4/01/2033               857
         2,500        (Tucson Electric Power Company--San Juan
                        Project), Series A, 6.95% due 10/01/2020                  2,607
=======================================================================================
New York--5.3%
         1,400    Dutchess County, New York, IDA, Civic Facility Revenue
                    Refunding Bonds (Saint Francis Hospital), Series A,
                    7.50% due 3/01/2029                                           1,521
                  New York City, New York, City IDA, Civic Facility
                    Revenue Bonds:
           510        Series C, 6.80% due 6/01/2028                                 549
         1,515        (Special Needs Facilities Pooled Program), Series C-1,
                        6.625% due 7/01/2029                                      1,510
         2,400    New York City, New York, City IDA, Special Facility
                    Revenue Bonds (British Airways Plc Project), AMT,
                    7.625% due 12/01/2032                                         2,652
         2,920    New York State Dormitory Authority, Non-State
                    Supported Debt, Revenue Bonds (Mount Sinai-NYU
                    Medical Center Health System), 5.50% due 7/01/2026            2,950
         2,635    New York State Dormitory Authority, Non-State
                    Supported Debt, Revenue Refunding Bonds (Mount
                    Sinai Hospital), Series C, 5.50% due 7/01/2026                2,662
         1,475    Suffolk County, New York, IDA, Continuing Care and
                    Retirement, Revenue Refunding Bonds (Jeffersons
                    Ferry Project), 5% due 11/01/2028                             1,459
         1,575    Westchester County, New York, IDA, Continuing Care
                    Retirement, Mortgage Revenue Bonds (Kendal on
                    Hudson Project), Series A, 6.50% due 1/01/2034                1,673
=======================================================================================
North Carolina--0.6%
         1,500    North Carolina Medical Care Commission, Retirement
                    Facilities, First Mortgage Revenue Bonds (Givens
                    Estates Project), Series A, 6.50% due 7/01/2032               1,604
=======================================================================================
Oklahoma--0.5%
         1,295    Norman, Oklahoma, Regional Hospital Authority,
                    Hospital Revenue Bonds, 5.375% due 9/01/2036                  1,310
=======================================================================================
Oregon--0.8%
                  Western Generation Agency, Oregon, Cogeneration
                    Project Revenue Bonds (Wauna Cogeneration Project):
         1,440        AMT, Series B, 7.40% due 1/01/2016                          1,445
           700        Series A, 7.125% due 1/01/2021                                702
=======================================================================================
Pennsylvania--6.0%
                  Bucks County, Pennsylvania, IDA, Retirement Community
                    Revenue Bonds, (Ann's Choice Inc.), Series A:
           200        6.125% due 1/01/2025                                          207
         1,550        6.25% due 1/01/2035                                         1,610
         2,330    Montgomery County, Pennsylvania, IDA, Revenue
                    Bonds (Whitemarsh Continuing Care Project), 6.125%
                    due 2/01/2028                                                 2,459
         3,250    Pennsylvania Economic Development Financing Authority,
                    Exempt Facilities Revenue Bonds (National Gypsum
                    Company), AMT, Series A, 6.25% due 11/01/2027                 3,446
                  Philadelphia, Pennsylvania, Authority for IDR:
         2,270        (Air Cargo), AMT, Series A, 7.50% due 1/01/2025             2,481
         6,440        Commercial Development, 7.75% due 12/01/2017                6,517
=======================================================================================
Rhode Island--1.0%
         2,495    Central Falls, Rhode Island, Detention Facility
                    Corporation, Detention Facility, Revenue Refunding
                    Bonds, 7.25% due 7/15/2035                                    2,724
=======================================================================================
South Carolina--1.5%
         3,500    South Carolina Jobs, EDA, Economic Development
                    Revenue Bonds (Westminster Presbyterian Center),
                    7.75% due 11/15/2010 (b)                                      4,118
=======================================================================================
Tennessee--0.9%
         2,500    Shelby County, Tennessee, Health, Educational and
                    Housing Facilities Board Revenue Bonds (Germantown
                    Village), Series A, 7.25% due 12/01/2034                      2,646
=======================================================================================


8       MUNIASSETS FUND, INC.                           MAY 31, 2006

Schedule of Investments (concluded)                               (in Thousands)

          Face
        Amount    Municipal Bonds                                                Value
=======================================================================================
Texas--6.6%
       $ 1,000    Austin, Texas, Convention Center Revenue Bonds
                    (Convention Enterprises Inc.), First Tier, Series A,
                    6.70% due 1/01/2028                                        $  1,063
                  Brazos River Authority, Texas, PCR, Refunding, AMT:
         2,550        (Texas Utility Company), Series A, 7.70%
                        due 4/01/2033                                             2,975
         3,865        (Utilities Electric Company), Series B, 5.05%
                        due 6/01/2030                                             3,866
         1,680    Brazos River Authority, Texas, Revenue Refunding
                    Bonds (Reliant Energy Inc. Project), Series B, 7.75%
                    due 12/01/2018                                                1,816
         1,170    Grand Prairie, Texas, Housing Finance Corporation
                    Revenue Bonds (Independent Senior Living Center),
                    7.75% due 1/01/2034                                           1,212
         1,400    Houston, Texas, Health Facilities Development
                    Corporation, Retirement Facility Revenue Bonds
                    (Buckingham Senior Living Community), Series A,
                    7.125% due 2/15/2034                                          1,547
           750    Kerrville, Texas, Health Facilities Development
                    Corporation, Hospital Revenue Bonds (Sid Peterson
                    Memorial Hospital Project), 5.375% due 8/15/2035                757
         3,190    Matagorda County, Texas, Navigation District Number 1,
                    Revenue Refunding Bonds (Reliant Energy Inc.),
                    Series C, 8% due 5/01/2029                                    3,421
         1,860    Port Corpus Christi, Texas, Individual Development
                    Corporation, Environmental Facilities Revenue Bonds
                    (Citgo Petroleum Corporation Project), AMT, 8.25%
                    due 11/01/2031                                                1,943
=======================================================================================
Utah--0.6%
         1,660    Carbon County, Utah, Solid Waste Disposal, Revenue
                    Refunding Bonds (Laidlaw Environmental), AMT,
                    Series A, 7.45% due 7/01/2017                                 1,736
=======================================================================================
Virginia--8.4%
         1,475    Dulles Town Center, Virginia, Community Development
                    Authority, Special Assessment Tax (Dulles Town
                    Center Project), 6.25% due 3/01/2026                          1,543
                  Pocahontas Parkway Association, Virginia, Toll Road
                    Revenue Bonds, Capital Appreciation, Senior
                    Series B (h):
        48,400        5.95% due 8/15/2031                                        11,293
        48,400        5.95% due 8/15/2032                                        10,649
=======================================================================================
Wisconsin--0.7%
         1,855    Wisconsin State Health and Educational Facilities
                    Authority Revenue Bonds (New Castle Place Project),
                    Series A, 7% due 12/01/2031                                   1,913
=======================================================================================
U.S. Virgin Islands--1.2%
         3,000    Virgin Islands Government Refinery Facilities, Revenue
                    Refunding Bonds (Hovensa Coker Project), AMT,
                    6.50% due 7/01/2021                                           3,368
---------------------------------------------------------------------------------------
                  Total Municipal Bonds (Cost--$271,931)--99.1%                 278,265
=======================================================================================

        Shares
          Held    Short-Term Securities
=======================================================================================
         3,306    Merrill Lynch Institutional Tax-Exempt Fund. 3.31% (g)(i)       3,306
---------------------------------------------------------------------------------------
                  Total Short-Term Securities (Cost--$3,306)--1.2%                3,306
=======================================================================================
Total Investments (Cost--$275,237*)--100.3%                                     281,571

Liabilities in Excess of Other Assets--(0.3%)                                      (778)
                                                                               --------
Net Assets--100.0%                                                             $280,793
                                                                               ========

* The cost and unrealized appreciation (depreciation) of investments as of May 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ................................................  $274,903
                                                                       ========
      Gross unrealized appreciation .................................  $ 17,945
      Gross unrealized depreciation .................................   (11,277)
                                                                       --------
      Net unrealized appreciation ...................................  $  6,668
                                                                       ========

(a)   AMBAC Insured.
(b)   Prerefunded.
(c)   Escrowed to maturity.
(d) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(e) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.
(f)   Tradable Custodial Receipts (TRACERS).
(g) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                            Net         Dividend
      Affiliate                                          Activity        Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund          3,306           $71
      --------------------------------------------------------------------------

(h) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
(i)   Represents the current yield as of 5/31/2006.
(j) Restricted securities as to resale, representing approximately 0.6% of net assets, were as follows:

      --------------------------------------------------------------------------
                                           Acquisition
      Issue                                  Date(s)         Cost         Value
      --------------------------------------------------------------------------
      Camden County, New Jersey,
        Improvement Authority, Lease
        Revenue Bonds (Holt Hauling &
        Warehousing), AMT, Series A,
        9.625% due 1/01/2011                1/29/1997      $ 5,925        $  790

      Camden County, New Jersey,
        Improvement Authority, Lease
        Revenue Bonds (Holt Hauling &
        Warehousing), AMT, Series A,       2/06/1996 -
        9.875% due 1/01/2021                1/29/1997        5,944           818
      --------------------------------------------------------------------------
      Total                                                $11,869        $1,608
                                                           =====================

      See Notes to Financial Statements.


        MUNIASSETS FUND, INC.                           MAY 31, 2006           9

Statement of Assets, Liabilities and Capital

As of May 31, 2006
===============================================================================================================================
Assets
-------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (identified cost--$271,931,282)                      $ 278,265,214
            Investments in affiliated securities, at value (identified cost--$3,305,430) ...                          3,305,430
            Cash ...........................................................................                             24,283
            Receivables:
               Interest ....................................................................    $   4,958,228
               Securities sold .............................................................           45,000         5,003,228
                                                                                                -------------
            Prepaid expenses and other assets ..............................................                              5,607
                                                                                                                  -------------
            Total assets ...................................................................                        286,603,762
                                                                                                                  -------------
===============================================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------------------------
            Payables:
               Securities purchased ........................................................        4,708,982
               Investment adviser ..........................................................          100,115
               Other affiliates ............................................................            2,375         4,811,472
                                                                                                -------------
            Accrued expenses and other liabilities .........................................                            999,332
                                                                                                                  -------------
            Total liabilities ..............................................................                          5,810,804
                                                                                                                  -------------
===============================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------------
            Net Assets .....................................................................                      $ 280,792,958
                                                                                                                  =============
===============================================================================================================================
Capital
-------------------------------------------------------------------------------------------------------------------------------
            Common Stock, par value $.10 per share; 200,000,000 shares authorized;
             20,564,183 shares issued and outstanding ......................................                      $   2,056,418
            Paid-in capital in excess of par ...............................................                        299,360,807
            Undistributed investment income--net ...........................................    $   2,984,713
            Accumulated realized capital losses--net .......................................      (29,942,912)
            Unrealized appreciation--net ...................................................        6,333,932
                                                                                                -------------
            Total accumulated losses--net ..................................................                        (20,624,267)
                                                                                                                  -------------
            Total capital--Equivalent to $13.65 net asset value per share of Common Stock
             (market price--$14.13) ........................................................                      $ 280,792,958
                                                                                                                  =============

      See Notes to Financial Statements.


10      MUNIASSETS FUND, INC.                           MAY 31, 2006

Statement of Operations

For the Year Ended May 31, 2006
===============================================================================================================================
Investment Income
-------------------------------------------------------------------------------------------------------------------------------
            Interest .......................................................................                      $  18,334,296
            Dividends from affiliates ......................................................                             71,267
                                                                                                                  -------------
            Total income ...................................................................                         18,405,563
                                                                                                                  -------------
===============================================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees .......................................................    $   1,522,285
            Accounting services ............................................................           98,983
            Transfer agent fees ............................................................           67,741
            Professional fees ..............................................................           59,193
            Printing and shareholder reports ...............................................           43,910
            Directors' fees and expenses ...................................................           18,643
            Pricing fees ...................................................................           17,807
            Listing fees ...................................................................           16,572
            Custodian fees .................................................................           16,302
            Other ..........................................................................           34,275
                                                                                                -------------
            Total expenses .................................................................        1,895,711
            Reimbursement of expenses ......................................................           (4,642)
                                                                                                -------------
            Total expenses after reimbursement .............................................                          1,891,069
                                                                                                                  -------------
            Investment income--net .........................................................                         16,514,494
                                                                                                                  -------------
===============================================================================================================================
Realized & Unrealized Gain--Net
-------------------------------------------------------------------------------------------------------------------------------
            Realized gain on investments--net ..............................................                          1,597,787
            Change in unrealized appreciation on investments--net ..........................                          4,122,867
                                                                                                                  -------------
            Total realized and unrealized gain--net ........................................                          5,720,654
                                                                                                                  -------------
            Net Increase in Net Assets Resulting from Operations ...........................                      $  22,235,148
                                                                                                                  =============

      See Notes to Financial Statements.


        MUNIASSETS FUND, INC.                           MAY 31, 2006          11

Statements of Changes in Net Assets

                                                                                                      For the Year Ended
                                                                                                            May 31,
                                                                                                -------------------------------
Increase (Decrease) in Net Assets:                                                                   2006              2005
===============================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------------------
            Investment income--net .........................................................    $  16,514,494     $  16,585,812
            Realized gain (loss)--net ......................................................        1,597,787           (37,012)
            Change in unrealized appreciation--net .........................................        4,122,867        21,092,669
                                                                                                -------------------------------
            Net increase in net assets resulting from operations ...........................       22,235,148        37,641,469
                                                                                                -------------------------------
===============================================================================================================================
Dividends to Shareholders
-------------------------------------------------------------------------------------------------------------------------------
            Investment income--net .........................................................      (17,054,653)      (16,462,568)
                                                                                                -------------------------------
            Net decrease in net assets resulting from dividends to Common Stock shareholders      (17,054,653)      (16,462,568)
                                                                                                -------------------------------
===============================================================================================================================
Common Stock Transactions
-------------------------------------------------------------------------------------------------------------------------------
            Value of shares issued to Common Stock shareholders in reinvestment of dividends        2,230,610                --
                                                                                                -------------------------------
===============================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------------
            Total increase in net assets ...................................................        7,411,105        21,178,901
            Beginning of year ..............................................................      273,381,853       252,202,952
                                                                                                -------------------------------
            End of year* ...................................................................    $ 280,792,958     $ 273,381,853
                                                                                                ===============================
               * Undistributed investment income--net ......................................    $   2,984,713     $   3,524,872
                                                                                                ===============================

      See Notes to Financial Statements.


12      MUNIASSETS FUND, INC.                           MAY 31, 2006

Financial Highlights

                                                                                    For the Year Ended May 31,
The following per share data and ratios have been derived      -------------------------------------------------------------------
from information provided in the financial statements.           2006           2005           2004           2003          2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of year .............   $  13.40       $  12.36       $  11.94       $  12.55      $  12.96
                                                               -------------------------------------------------------------------
            Investment income--net .........................        .81+           .81+           .83+           .81+          .79
            Realized and unrealized gain (loss)--net .......        .27           1.04            .38           (.64)         (.41)
                                                               -------------------------------------------------------------------
            Total from investment operations ...............       1.08           1.85           1.21            .17           .38
                                                               -------------------------------------------------------------------
            Less dividends and distributions:
               Investment income--net ......................       (.83)          (.81)          (.78)          (.78)         (.79)
               Realized gain--net ..........................         --             --           (.01)            --            --
                                                               -------------------------------------------------------------------
            Total dividends and distributions ..............       (.83)          (.81)          (.79)          (.78)         (.79)
                                                               -------------------------------------------------------------------
            Net asset value, end of year ...................   $  13.65       $  13.40       $  12.36       $  11.94      $  12.55
                                                               ===================================================================
            Market price per share, end of year ............   $  14.13       $  13.27       $  11.38       $  11.91      $  11.66
                                                               ===================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .............       8.31%         15.65%         10.74%          1.61%         3.30%
                                                               ===================================================================
            Based on market price per share ................      13.22%         24.39%          2.22%          9.09%        (4.32%)
                                                               ===================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of reimbursement and excluding
               reorganization expenses .....................        .68%           .67%           .67%           .78%          .74%
                                                               ===================================================================
            Expenses .......................................        .68%           .67%           .67%           .78%          .83%
                                                               ===================================================================
            Investment income--net .........................       5.97%          6.30%          6.71%          6.76%         6.16%
                                                               ===================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of year (in thousands) .........   $280,793       $273,382       $252,203       $243,671      $255,150
                                                               ===================================================================
            Portfolio turnover .............................      17.22%         19.67%         19.14%         26.98%        20.07%
                                                               ===================================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.


        MUNIASSETS FUND, INC.                           MAY 31, 2006          13

Notes to Financial Statements

1. Significant Accounting Policies:

MuniAssets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol MUA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date,


14      MUNIASSETS FUND, INC.                           MAY 31, 2006

Notes to Financial Statements (concluded)

      unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of ..55% based upon the average weekly value of the Fund's net assets. The Investment Adviser has agreed to reimburse its management fee by the amount of management fees the Fund pays to FAM indirectly through its investments in Merrill Lynch Institutional Tax-Exempt Fund. For the year ended May 31, 2006, FAM reimbursed the Fund in the amount of $4,642.

For the year ended May 31, 2006, the Fund reimbursed FAM $6,326 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2006, were $46,765,551 and $46,251,624, respectively.

4. Common Stock Transactions:

At May 31, 2006, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 200,000,000 shares were authorized.

Shares issued and outstanding during the year ended May 31, 2006, increased by 164,470 as a result of dividend investment and for the year ended May 31, 2005 remained constant.

5. Distributions to Shareholders:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.070000 per share on June 29, 2006 to shareholders of record on June 13, 2006.

The tax character of distributions paid during the fiscal years ended May 31, 2006 and May 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                  5/31/2006           5/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ....................         $17,054,653         $16,462,568
                                                 -------------------------------
Total distributions ....................         $17,054,653         $16,462,568
                                                 ===============================

As of May 31, 2006, the components of accumulated losses on a tax basis were as follows:

------------------------------------------------------------------------------
Undistributed tax-exempt income -- net ....................       $  2,991,056
Undistributed long-term capital gains -- net ..............                 --
                                                                  ------------
Total undistributed earnings -- net .......................          2,991,056
Capital loss carryforward .................................        (29,921,653)*
Unrealized gains -- net ...................................          6,306,330**
                                                                  ------------
Total accumulated losses -- net ...........................       $(20,624,267)
                                                                  ============

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the book/tax difference in the accrual of income on securities in default.
** On May 31, 2006, the Fund had a net capital loss carryforward of $29,921,653, of which $611,976 expires in 2007, $6,860,553 expires in
      2008, $3,487,083 expires in 2009, $2,260,830 expires in 2010, $7,452,325 expires in 2011, $5,486,273 expires in 2012 and $3,762,613 expires in 2013. This amount will be available to offset like amounts of any future taxable gains.


        MUNIASSETS FUND, INC.                           MAY 31, 2006          15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of MuniAssets Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniAssets Fund, Inc. as of May 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniAssets Fund, Inc. as of May 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
July 20, 2006

Fund Certification (unaudited)

In September 2005, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by MuniAssets Fund, Inc. during the taxable year ended May 31, 2006 qualify as tax-exempt interest dividends for federal income tax purposes.


16      MUNIASSETS FUND, INC.                           MAY 31, 2006

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by The Bank of New York (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or
(ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258,
Telephone: 800-432-8224.


        MUNIASSETS FUND, INC.                           MAY 31, 2006          17

Disclosure of New Investment Advisory Agreement

New BlackRock Investment Advisory Agreement -- Matters Considered by the Board

In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Directors considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the New Investment Advisory Agreement at a meeting held on May 9, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 9, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, members of the Board discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

o that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

o that the Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock has no present intention to alter any applicable expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

o that under the Transaction Agreement, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders;

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;


18      MUNIASSETS FUND, INC.                           MAY 31, 2006

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

o that within the past year the Board performed a full annual review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper), and such other matters as the directors have considered relevant in the exercise of their reasonable judgment (the Board had most recently performed a full annual review of the Current Investment Advisory Agreement in November 2005); and

o that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the agreement. These materials included (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund; and (e) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the directors considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling. The directors, including a majority of the independent directors, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Invest-


        MUNIASSETS FUND, INC.                           MAY 31, 2006          19
ment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. The Board compared the Fund's performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under the New Investment Advisory Agreement.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Fund's management fee and fee rate


20      MUNIASSETS FUND, INC.                           MAY 31, 2006
and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund. The directors noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board considered economies of scale to the extent applicable to the Fund's closed-end structure and determined that the Fund currently appropriately benefits from any economies of scale and no changes were currently necessary.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The directors noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, the directors had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The directors concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The directors noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance -- The directors considered investment performance for the Fund. The directors compared the Fund's performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was


        MUNIASSETS FUND, INC.                           MAY 31, 2006          21

Disclosure of New Investment Advisory Agreement (concluded)

within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion -- After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

Contingent BlackRock Subadvisory Agreement -- Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Directors discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors, also discussed and approved a contingent subadvisory agreement (the "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). The Contingent Subadvisory Agreement is intended to ensure that the Fund operates with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Subadviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. If shareholders approve the Contingent Subadvisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Subadvisory Agreement.

In making its approval, the Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above, and came to the same conclusions. The Board also considered in conjunction with the Contingent Subadvisory Agreement the necessity of ensuring that the Fund operates with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Subadvisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Fund's operations and administration and the BlackRock Subadviser would provide advisory services to the Fund under the Contingent Subadvisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.


22      MUNIASSETS FUND, INC.                           MAY 31, 2006

Officers and Directors

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   131 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         177 Portfolios
            08543-9011     Director              (Americas Region) thereof from 2000 to 2001 and
            Age: 51                              Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 since 2001; Chief Investment Officer of Oppenheimer-
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company
                  Act, of the Fund based on his positions with MLIM, FAM, Princeton Services and Princeton Administrators. Directors
                  serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
                  President, Mr. Doll serves at the pleasure of the Board of Directors.
====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Director     2002 to  Director, The China Business Group, Inc. since 1996   39 Funds        None
Bodurtha**  Princeton, NJ               present  and Executive Vice President thereof from 1996 to     59 Portfolios
            08543-9095                           2003; Chairman of the Board, Berkshire Holding
            Age: 62                              Corporation since 1980; Partner, Squire, Sanders &
                                                 Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9095  Director     2005 to  Professor, Harvard University since 1992; Professor,  39 Funds        None
Froot       Princeton, NJ               present  Massachusetts Institute of Technology from 1986 to    59 Portfolios
            08543-9095                           1992.
            Age: 48
------------------------------------------------------------------------------------------------------------------------------------
Joe         P.O. Box 9095  Director     1994 to  Member of the Committee of Investment of Employee     39 Funds        Kimco
Grills**    Princeton, NJ               present  Benefit Assets of the Association of Financial        59 Portfolios   Realty
            08543-9095                           Professionals ("CIEBA") since 1986; Member of                         Corporation
            Age: 71                              CIEBA's Executive Committee since 1988 and its
                                                 Chairman from 1991 to 1992; Assistant Treasurer of
                                                 International Business Machines Corporation ("IBM")
                                                 and Chief Investment Officer of IBM Retirement Funds
                                                 from 1986 to 1993; Member of the Investment Advisory
                                                 Committee of the State of New York Common Retirement
                                                 Fund since 1989; Member of the Investment Advisory
                                                 Committee of the Howard Hughes Medical Institute
                                                 from 1997 to 2000; Director, Duke University
                                                 Management Company from 1992 to 2004, Vice Chairman
                                                 thereof from 1998 to 2004, and Director Emeritus
                                                 thereof since 2004; Director, LaSalle Street Fund
                                                 from 1995 to 2001; Director, Kimco Realty
                                                 Corporation since 1997; Member of the Investment
                                                 Advisory Committee of the Virginia Retirement System
                                                 since 1998, Vice Chairman thereof from 2002 to 2005,
                                                 and Chairman thereof since 2005; Director,
                                                 Montpelier Foundation since 1998 and its Vice
                                                 Chairman since 2000; Member of the Investment
                                                 Committee of the Woodberry Forest School since 2000;
                                                 Member of the Investment Committee of the National
                                                 Trust for Historic Preservation since 2000.



        MUNIASSETS FUND, INC.                           MAY 31, 2006          23

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Director     2002 to  Chairman of the Board of Directors of Vigilant        39 Funds        None
London      Princeton, NJ               present  Research, Inc. since 2006; Director of Reflex         59 Portfolios
            08543-9095                           Security since 2006; Director of Cerego, LLC since
            Age: 67                              2006; Director of InnoCentive, Inc. since 2006;
                                                 Professor Emeritus, New York University since 2005;
                                                 John M. Olin Professor of Humanities, New York
                                                 University from 1993 to 2005 and Professor thereof
                                                 from 1980 to 2005; President, Hudson Institute since
                                                 1997 and Trustee thereof since 1980; Dean, Gallatin
                                                 Division of New York University from 1976 to 1993;
                                                 Distinguished Fellow, Herman Kahn Chair, Hudson
                                                 Institute from 1984 to 1985; Director, Damon Corp.
                                                 from 1991 to 1995; Overseer, Center for Naval
                                                 Analyses from 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Director     2002 to  Shareholder, Modrall, Sperling, Roehl, Harris &       39 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; President, American Bar        59 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of the
            Age: 63                              Board of Governors thereof from 1994 to 1997;
                                                 Shareholder, Poole, Kelly and Ramo, Attorneys at Law
                                                 P.C. from 1977 to 1993; Director of ECMC Group
                                                 (service provider to students, schools and lenders)
                                                 since 2001; Director, United New Mexico Bank (now
                                                 Wells Fargo) from 1983 to 1988; Director, First
                                                 National Bank of New Mexico (now Wells Fargo) from
                                                 1975 to 1976; Vice President, American Law Institute
                                                 since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Director     1996 to  Principal of STI Management (investment adviser)      39 Funds        None
Salomon,    Princeton, NJ               present  from 1994 to 1995; Chairman and CEO of Salomon        59 Portfolios
Jr.         08543-9095                           Brothers Asset Management Inc. from 1992 to 1995;
            Age: 69                              Chairman of Salomon Brothers Equity Mutual Funds
                                                 from 1992 to 1995; regular columnist with Forbes
                                                 Magazine from 1992 to 2002; Director of Stock
                                                 Research and U.S. Equity Strategist at Salomon
                                                 Brothers Inc. from 1975 to 1991; Trustee, Commonfund
                                                 from 1980 to 2001.
            ------------------------------------------------------------------------------------------------------------------------
            *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Co-Chairman of the Board of Directors and the Audit Committee.


24      MUNIASSETS FUND, INC.                           MAY 31, 2006

Officers and Directors (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served*  Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  Managing Director of MLIM and FAM since 2006 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  First Vice President of MLIM and FAM from 1997 to 2005; Senior Vice President and
            08543-9011     and          and      Treasurer of Princeton Services since 1999 and Director since 2004; Vice President
            Age: 45        Treasurer    1999     of FAM Distributors, Inc. ("FAMD") since 1999 and Director since 2004; Vice
                                        to       President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from present  1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9011  Senior       2003 to  Managing Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000;
Jacob       Princeton, NJ  Vice         present  Director of MLIM from 1997 to 2000.
            08543-9011     President
            Age: 55
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior       2003 to  Managing Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000;
Loffredo    Princeton, NJ  Vice         present  Director of MLIM from 1997 to 2000.
            08543-9011     President
            Age: 42
------------------------------------------------------------------------------------------------------------------------------------
Theodore    P.O. Box 9011  Vice         1997 to  Managing Director (Municipal Tax-Exempt Fund Management) of MLIM since 2005;
R. Jaeckel  Princeton, NJ  President    present  Director of MLIM from 1997 to 2005; Vice President of MLIM from 1991 to 1997.
Jr.         08543-9011
            Age: 46
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
Hiller      Princeton, NJ  Compliance   present  and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
            08543-9011     Officer               Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
            Age: 54                              Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
                                                 Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                 Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                                 Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                                 Commission's Securities and Exchange Division of Enforcement in Washington, D.C.
                                                 from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 46
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

NYSE Symbol

MUA


        MUNIASSETS FUND, INC.                           MAY 31, 2006          25

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


26      MUNIASSETS FUND, INC.                           MAY 31, 2006

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MUNIASSETS FUND, INC.                           MAY 31, 2006          27

[LOGO] Merrill Lynch  Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

MuniAssets Fund, Inc. seeks to provide shareholders with current income exempt from federal income taxes by investing primarily in a portfolio of medium-to-lower grade or unrated municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniAssets Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MuniAssets Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                  #16716 -- 5/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills,
         (2) Robert S. Salomon, Jr., and (3) Stephen B. Swensrud (retired as of December 31, 2005).

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending May 31, 2006 - $28,000
                                  Fiscal Year Ending May 31, 2005 - $27,500

         (b) Audit-Related Fees - Fiscal Year Ending May 31, 2006 - $0
                                  Fiscal Year Ending May 31, 2005 - $0

         (c) Tax Fees -           Fiscal Year Ending May 31, 2006 - $6,000
                                  Fiscal Year Ending May 31, 2005 - $5,700

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending May 31, 2006 - $0
                                  Fiscal Year Ending May 31, 2005 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending May 31, 2006 - $3,124,717
             Fiscal Year Ending May 31, 2005 - $9,030,943

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         James H. Bodurtha
         Kenneth A. Froot
         Joe Grills
         Herbert I. London
         Roberta Cooper Ramo
         Robert S. Salomon, Jr.
         Stephen B. Swensrud (retired as of December 31, 2005)

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of May 31, 2006.

         (a)(1) Mr. Theodore R. Jaeckel, Jr. is primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Mr. Jaeckel has been a Managing Director of MLIM since 2005. He was a Director of MLIM from 1997 to 2005. Mr. Jaeckel has been a portfolio manager with the Investment Adviser and MLIM since 1991 and has been the Fund's portfolio manager since 1997.

         (a)(2) As of May 31, 2006:

                                                                                   (iii) Number of Other Accounts and
                              (ii) Number of Other Accounts Managed                 Assets for Which Advisory Fee is
                                   and Assets by Account Type                              Performance-Based

                             Other                                                Other
                          Registered       Other Pooled                         Registered      Other Pooled
(i) Name of               Investment        Investment           Other          Investment        Investment          Other
Portfolio Manager          Companies         Vehicles          Accounts          Companies         Vehicles          Accounts
                        --------------                                        --------------
Theodore R.
Jaeckel, Jr                          7                 1                 0                 0                 1                 0
                        $2,414,858,271    $   23,409,341    $            0    $            0    $   23,409,341    $            0

         (iv) Potential Material Conflicts of Interest

         Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

         Certain investments may be appropriate for the Fund and also for other clients advised by the Investment. Adviser and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of the Investment Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Adviser and its affiliates to be equitable to each. The Investment Adviser will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund.

         To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his time and attention among relevant accounts.

         In some cases, a real, potential or apparent conflict may also arise where (i) the Investment Adviser may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

         (a)(3) As of May 31, 2006:

      Portfolio Manager Compensation

      The Portfolio Manager Compensation Program of MLIM and its affiliates, including the Investment Adviser, is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

      Compensation Program

      The elements of total compensation for MLIM and its affiliates portfolio managers are a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

      Base Salary

      Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

      Performance-Based Compensation

      MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, MLIM and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program. MLIM's formulaic portfolio manager compensation program includes: investment performance relative to a subset of closed-end, high yield municipal debt funds over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. MLIM and its affiliates also consider the extent to which individuals exemplify and foster ML & Co.'s principles of client focus, respect for the individual, teamwork, responsible citizenship and integrity. All factors are considered collectively by MLIM management.

      Cash Bonus

      Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

      Stock Bonus

      A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of ML & Co. stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future ML & Co. stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the ML & Co. shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect ML & Co.'s reputation for integrity.

      Other Compensation Programs

      Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

      Other Benefits

      Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of ML & Co. and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

         (a)(4) Beneficial Ownership of Securities. As of May 31, 2006, Mr. Jaeckel does not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MuniAssets Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    -----------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniAssets Fund, Inc.

Date: July 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniAssets Fund, Inc.

Date: July 21, 2006


By: /s/ Donald C. Burke
    -----------------------------
    Donald C. Burke,
    Chief Financial Officer of
    MuniAssets Fund, Inc.

Date: July 21, 2006